EXHIBIT 10.1

                       IN THE UNITED STATES DISTRICT COURT
                       FOR THE SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION


SARATOGA RESOURCES, INC.,       --------
THOMAS F. COOKE, and                   |
RANDALL F. DRYER,                      |
                                       |
        Plaintiffs,                    |
                                       |
v.                                     |          CAUSE NO. H 96-CA-2839 MAG NJ
                                       |------
JOSEPH KAMINSKI,                       |          JURY
                                       |
        Defendant and                  |
        Counter-Plaintiff,             |
                                       |
v.                                     |
                                       |
THOMAS F. COOKE and                    |
RANDALL F. DRYER,                      |
                                       |
        Counter-Defendants,            |
                                       |
and                                    |
                                       |
DRYER, LTD.,                           |
                                       |
        Third-Party Defendant.    ------

                              SETTLEMENT AGREEMENT
                           AND FULL AND FINAL RELEASE

                                       I.

                             RECITALS AND BACKGROUND

     WHEREAS, there now exist disputes and litigation between Saratoga Resources, Inc., Thomas F. Cooke, Randall F. Dryer, Dryer, Ltd., and Joseph T. Kaminski (hereinafter referred to jointly as the "Parties" or individually as a "Party"), including, but not limited to, all matters set out in the above-referenced cause number filed in the United States District Court for the Southern District of Texas (hereinafter "Federal Court Claims") and the state court proceeding pending in Harris County, Texas, in a case styled JOSEPH T. KAMINSKI V. THOMAS F. COOKE, RANDALL F. DRYER, SARATOGA RESOURCES, INC., AND DRYER, LTD., Cause No. 96-24469 (hereinafter "State Court Claims").

     WHEREAS, on or about October 1, 1996, the Court in the State Court Claims entered an Agreed Order where Joseph Kaminski was ordered to dismiss the derivative action against Thomas Cooke, Randall Dryer, and Dryer, Ltd. on or before December 6, 1996, unless a shareholder of Saratoga Resources, Inc. other than Joseph Kaminski was allowed to appear with the Court's permission as a proper derivative plaintiff by December 6, 1996. After notice, no other shareholder timely appeared.

     WHEREAS, on January 6, 1997, the Federal Court Claims proceeded to trial. Following the close of all the evidence, on January 10, 1997, the Court granted judgment as a matter of law in favor of Saratoga Resources, Inc., Thomas F. Cooke, Randall F. Dryer, and Dryer, Ltd., as to each and every of the following counterclaims and causes of action asserted against them by Joseph Kaminski: breach of fiduciary duty; negligent misrepresentation; fraud; breach of contract; violation of the securities laws of the United States; violation of the securities laws of the State of Texas; fraud in the inducement; interference with contract; and shareholder oppression. Further, Saratoga Resources, Inc. did not contest as a factual matter that the company owed Joseph Kaminski $52,000.00 plus interest for back salary, but instead claimed that the amount was offset by greater amounts owed to Saratoga Resources, Inc. by Kaminski 90-1. The Court decided to reserve this issue, as well as all claims for attorney's fees and interest, until after the jury verdict. The Court then submitted the remaining claims to the jury.

     WHEREAS, on January 15, 1997, a duly-empaneled jury returned its verdict in favor of Saratoga Resources, Inc., Thomas F. Cooke, and Randall F. Dryer, and against Kaminski. Specifically, the jury found Joseph Kaminski liable to Saratoga Resources, Inc. for breach of fiduciary duty, breach of contract, fraud, statutory fraud, negligent misrepresentation, Texas securities violations, Federal securities violations. The jury awarded Saratoga Resources, Inc. compensatory damages in the amount of $370,000.00 for the breach of fiduciary claim, $370,000.00 for the negligent misrepresentation claim, and no damages for the remaining claims. The jury also awarded Saratoga Resources, Inc. punitive damages in the amount of $250,000.00 relative to the breach of fiduciary claim. Saratoga Resources, Inc. has elected to proceed with its claims for damages against Kaminski and not rescission. The jury also found Joseph Kaminski liable to Thomas Cooke and Randall Dryer for fraud and negligent misrepresentation. The jury did not award Thomas F. Cooke or Randall F. Dryer any damages. A final judgment has not yet been entered in the case and Joseph Kaminski has expressed an intention to appeal any final judgment.

     WHEREAS, the parties are aware of the risks, uncertainties, and costs of continued litigation and now desire to compromise and settle ALL matters in dispute between them of whatever kind or character concerning the Federal Court Claims and the State Court Claims.

                                       II.

                                SETTLEMENT TERMS

     The terms of the Settlement Agreement and Full and Final Release are set out below:

     1. All parties to this Settlement Agreement and Full and Final Release (this "Agreement") have agreed that this Agreement shall neither constitute nor be construed as an adjudication or finding on the merits of the Federal Court Claims or State Court Claims and shall neither constitute nor be construed as an admission by any party of liability.

     2. The parties to this Agreement desire to dispose between them all claims and causes of action that relate to the Federal Court Claims and the State Court Claims.

     3. Upon signing of this Agreement, Joseph Kaminski agrees to convey and assign all of the stock, warrants, stock options, or other rights to purchase any debt or equity interest, under his actual or constructive control, now or in the future, in Saratoga Resources, Inc. or its affiliates to Saratoga Resources, Inc. This conveyance and/or assignment applies to all such stock, warrants, stock options, debt instruments, or other rights which Joseph Kaminski may obtain or acquire, by whatever means, during the next three years from the date of this Agreement; however, this conveyance and/or assignment does not affect or apply to any stock Joseph Kaminski may obtain in Saratoga Resources, Inc. by reason of his guarantee of the so-called "First Interstate loan." Joseph Kaminski represents that as of the date of this Agreement such debt or equity interest in Saratoga Resources, Inc. or its subsidiaries or affiliates is in the aggregate amount of 2,465,371 shares, 100,000 warrants and no stock options, and no debt. As part of this Agreement, Joseph Kaminski shall sign and execute the documents attached as Exhibit A which are necessary to effectuate this conveyance and assignment.

     4. Further, upon signing of this Agreement, Joseph Kaminski, as trustee for the Kristen Marie Kaminski and Joseph J. Kaminski Trustee, agrees to sell to Saratoga Resources, Inc. the 8,000 shares of Saratoga Resources, Inc., for $1,411.76. Such sale shall take place within seven days from the execution of this Agreement. Joseph Kaminski represents to Saratoga Resources, Inc. that he has obtained the consent of Kristen Marie Kaminski and Joseph J. Kaminski or his legal representative to this transaction and that under Joseph Kaminski's belief and advice from counsel this is a lawful transaction.

     5. Joseph Kaminski hereby releases, acquits, and discharges Saratoga Resources, Inc., Thomas Cooke, Randall Dryer, and Dryer, Ltd., including their officers, directors, agents, partners, attorneys, heirs, successors, representatives, and assigns, from any and all claims or causes of action of every nature, whether known or unknown, existing between the parties as of the date of this Agreement including, but not limited to, any claims asserted or which could have been asserted in the Federal Court Claims or the State Court Claims. However, this release does not cover any possible claims by or against the parties to this Agreement for breach of the terms of this Agreement or to enforce any covenant in this Agreement.

     6. Saratoga Resources, Inc., Thomas Cooke, Randall Dryer, and Dryer, Ltd. hereby release, acquit and discharge Joseph Kaminski, including his agents, attorneys, heirs, successors, representatives, and assigns, from any and all claims or causes of action of every nature, whether known or unknown, existing between the parties as of the date of this Agreement including, but not limited to, any claims asserted or which could have been asserted in the Federal Court Claims or the State Court Claims. However, this release does not cover any possible claims by or against the parties to this Agreement for breach of the terms of this Agreement or to enforce any covenant in this Agreement.

        7. Joseph Kaminski hereby grants, sells, conveys and assigns to Saratoga Resources, Inc. all right, title, and interest to any property or assets (including, without limitation, all cash on hand and in banks; U.S. Governments securities; accounts, loans, and notes receivables; cash or surrender value in any life insurance; other stocks or bonds; real estate; and automobiles) owned by Joseph Kaminski, directly or beneficially, or in the name of Joseph Kaminski, which are not reflected on Joseph Kaminski's sworn financial statement dated February 5, 1997, with the attached addendum, which is attached to this Agreement as Exhibit B. The effective date of this conveyance is February 5, 1997. Joseph Kaminski claims that there are no such assets, and Saratoga suspects that there are such assets. Within seven days after the final execution of this Agreement, Saratoga Resources, Inc. will disclose in writing those assets of Kaminski, if any, that it believes were conveyed and/or assigned by Joseph Kaminski pursuant to this paragraph 7. Thereafter, either Kaminski or Saratoga Resources, Inc. may within fourteen days from the final execution of this Agreement notify the other party that it wishes and by this Agreement Kaminski and Saratoga Resources, Inc. agree to arbitrate any claims or disputes arising out of the title or interest to any property or asset that has been conveyed and/or assigned by Joseph Kaminski to Saratoga Resources, Inc. under this paragraph 7. Kaminski and Saratoga Resources, Inc. agree that the case will be arbitrated by Michael S. Wilk who will convene such arbitration within fourteen days after such notice. Any arbitration will be limited to a one day hearing. The arbitrator shall award the fee and expenses of the arbitrator to the prevailing party. This arbitration shall be governed by the General Arbitration Act of Texas, Chapter 171 of the Texas Civil Practice and Remedies Code. Any assets not specifically identified or disclosed upon completion of the arbitration hearing shall be forever excluded from the conveyance and/or assignment under this paragraph 7.

     8. In consideration of the terms of this Agreement, the parties to this Agreement agree to file motions to dismiss with prejudice all Federal Court Claims and the State Court Claims. In particular, but without limitation, Joseph Kaminski agrees to dismiss the derivative claims against Thomas Cooke, Randall Dryer, and Dryer, Ltd.. The parties to this Agreement agree to execute at the signing of this Agreement the agreed motions to dismiss as reflected in Exhibits C and D.

     9. Joseph Kaminski acknowledges that by the terms of this Agreement Saratoga Resources, Inc. has not rescinded any term of the agreements dated September 30, 1993, including the Joint Venture Agreement, the Assignment of License for Exploration Use of Seismic Data Agreement, the Seismic Data Purchase and Loan Retirement Agreement, and the Stock Rights Agreement, and that whatever rights Joseph Kaminski had to the Seismic Data or contract or other rights related to these referenced agreements have been conveyed to Saratoga Resources, Inc. Joseph Kaminski acknowledges that Saratoga Resources, Inc. has the sole and exclusive right to deal with whatever rights related to the Seismic Data. Further, Saratoga Resources, Inc., Thomas Cooke, Joseph Kaminski, Randall Dryer, and Dryer, Ltd. terminate and extinguish any rights or claims for indemnity, if any, between themselves arising out of the agreements dated September 30, 1993, including the Joint Venture Agreement, the Assignment of License for Exploration Use of Seismic Data Agreement, the Seismic Data Purchase and Loan Retirement Agreement, and the Stock Rights Agreement.

     10. Joseph Kaminski acknowledges by signing this Agreement that the consideration for this Agreement is adequate and all that Joseph Kaminski is ever entitled to receive. Joseph Kaminski agrees that he will not request any additional consideration from Saratoga Resources, Inc. or its subsidiaries or affiliates or successors, or Thomas Cooke, Randall Dryer, and/or Dryer, Ltd. in the future. Joseph Kaminski understands that Saratoga Resources, Inc. intends to consummate an acquisition, enter into a merger or consolidation or otherwise enter into a similar material transaction as soon as practicable (all of the foregoing collectively "a Fundamental Corporate Transaction"). Although Saratoga Resources, Inc. has been exploring a variety of Fundamental Corporate Transactions, Saratoga Resources, Inc. has not entered into any definitive agreement, letter of intent or otherwise entered into any formal or informal commitment to pursue any particular Fundamental Corporate Transaction, but intends to do so as soon as practicable. At such time as any Fundamental Corporate Transaction is effected, it is likely that the value of

Saratoga Resources, Inc.'s stock would be effected and that such effect may be material. Kaminski will not be entitled to participate in any such material change in value, if any, resulting from such Fundamental Corporate Transaction by reason of entering into this Agreement and consummation of the transactions set forth in this Agreement.

     11. The parties to this Agreement do hereby represent and warrant that:

          a. they thoroughly understand this Agreement as a complete Settlement Agreement and Full and Final Release;

          b. they are entering into this Agreement freely and voluntarily, after receiving the advice of their respective attorneys; and

          c. this Agreement constitutes the only agreement between the parties.

     12. If any term or provision of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the provisions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired, or invalidated.

     13. The parties further agree to execute any and all documents necessary to effectuate the terms of this Agreement.

        Executed this 10th day of March, 1997.


                                       /s/
                                 Robert Ketchand
                                 Short & Ketchand, L.L.P.

                                 ATTORNEY-IN-CHARGE FOR SARATOGA RESOURCES, INC.

                                       /s/
                                 Michael Burnett
                                 Minton, Burton, Foster & Collins, P.C.

                                 ATTORNEY-IN-CHARGE FOR THOMAS F. COOKE,
                                 RANDALL F. DRYER, AND DRYER, LTD.

                                       /s/
                                 Thomas Sankey
                                 Sankey & Luck, L.L.P.

                                 ATTORNEY-IN-CHARGE FOR JOSEPH KAMINSKI

                                       /s/
                                 Thomas F. Cooke


        Before me, the undersigned Notary Public, on this day personally appeared Thomas F. Cooke, who, after being duly sworn, stated under oath that:
I, Thomas F. Cooke, executed the foregoing Agreement for the purposes and consideration expressed in the Agreement. I have read the entire Agreement and thoroughly understand its contents. I have personal knowledge of the facts set forth in the Agreement and they are true and correct.

        SUBSCRIBED AND SWORN TO BEFORE ME on the 5th day of March, 1997.

                                      /s/ JANICE TEAS
                                 Notary Public in and for
                                 the State of Texas
                                 My commission expires 6/20/99

                                      /s/
                                 Kevin Smith, as a duly authorized
                                 representative of Saratoga
                                 Resources, Inc.

        Before me, the undersigned Notary Public, on this day personally appeared Kevin Smith, who, after being duly sworn, stated under oath that: I, Kevin Smith, executed the foregoing Agreement on behalf of Saratoga Resources, Inc. for the purposes and consideration expressed in the Agreement. I have read the entire Agreement and thoroughly understand its contents. I have personal knowledge of the facts set forth in the Agreement and they are true and correct.

         SUBSCRIBED AND SWORN TO BEFORE ME on the 6 day of March, 1997.

                                     /s/ DEBBIE RAMBIN
                                 Notary Public in and for
                                 the State of Texas
                                 My commission expires 7/9/98

                                     /s/
                                 Joseph T. Kaminski, individually
                                 and as trustee for the Kristen
                                 Marie Kaminski and Joseph J.
                                 Kaminski Trust.

        Before me, the undersigned Notary Public, on this day personally appeared Joseph T. Kaminski, who, after being duly sworn, stated under oath that: I, Joseph T. Kaminski, executed the foregoing Agreement for the purposes and consideration expressed in the Agreement. I have read the entire Agreement and thoroughly understand its contents. I have personal knowledge of the facts set forth in the Agreement and they are true and correct.

        SUBSCRIBED AND SWORN TO BEFORE ME on the 7th day of March, 1997.

                                     /s/ MARY E. RUIZ
                                 Notary Public in and for
                                 the State of Texas
                                 My commission expires 8/13/98

                                     /s/
                                 Randall F. Dryer, as a duly authorized
                                 representative of Dryer, Ltd. and in his
                                 individual capacity

        Before me, the undersigned Notary Public, on this day personally appeared Randall F. Dryer, who, after being duly sworn, stated under oath that:
I, Randall F. Dryer, executed the foregoing Agreement, individually and on behalf of Dryer, Ltd., for the purposes and consideration expressed in the Agreement. I have read the entire Agreement and thoroughly understand its contents. I have personal knowledge of the facts set forth in the Agreement and they are true and correct.

        SUBSCRIBED AND SWORN TO BEFORE ME on the 5th day of March, 1997.

                                    /s/ JANICE TEAS
                                 Notary Public in and for
                                 the State of Texas
                                 My commission expires 6/20/99

                                    EXHIBIT A

                            STOCK TRANSFER AGREEMENT

     This Stock Transfer Agreement dated effective as of March 6 1997, by and between Saratoga Resources, Inc., a Delaware corporation (the "Company"), and Joseph T. Kaminski ("Kaminski").

                                   WITNESSETH

        WHEREAS, the Company, Kaminski and certain other parties have entered into a Settlement Agreement and Full and Final Release as of March 6, 1997 (the "Settlement Agreement") pursuant to which Kaminski has agreed to convey and assign to the Company his entire equity and debt interest in the Company; and

        WHEREAS, the parties hereto desire to set forth their understanding and representations in order to effect that transfer;

        NOW THEREFORE, in consideration of the foregoing and of the terms and conditions herein contained, the Company and Kaminski hereby agree as follows:

        1. OWNERSHIP OF STOCK. Kaminski hereby represents and warrants that he is the legal record and beneficial owner of 2,465,371 shares of Company common stock, and warrants to purchase 100,000 shares of Company common stock, that being all of the debt or equity interest owned or controlled, beneficially or of record, by Kaminski, in the Company or any of its subsidiaries or affiliates (hereinafter collectively referred to as the "Stock"). Kaminski represents and warrants that he owns the Stock free and clear of all liens, claims or encumbrances, and that he has full right, power and authority to transfer the Stock hereunder and to make the representations, warranties and agreements regarding the Stock contained herein.

        2. TRANSFER OF STOCK. Kaminski hereby assigns, transfers and conveys to the Company, and the Company accepts from Kaminski, all right, title and interest in and to the Stock. Kaminski contemporaneously herewith shall surrender all certificates or other evidences of the Stock, duly endorsed for transfer, and execute such stock powers or other instrument of transfer as may be deemed necessary or advisable by the Company fully and effectively to transfer the Stock to the Company under the terms and conditions hereof. This transfer of Stock applies to any and all Stock or other securities in the Company which Kaminski may acquire by whatever means during the next three years from the execution of this agreement.

        3. PAYMENT. The Company accepts the transfer of the Stock as partial payment of the obligations of Kaminski to the Company as set forth in the Settlement Agreement.

        4. ACCESS TO DOCUMENTS. Kaminski acknowledges and agrees that he has been furnished a copy of and has thoroughly and carefully reviewed the following documents with respect to the Company and its actual and proposed business and affairs (such documents being collectively referred to as the "Company documents"):

          (a) Forms 10-K of the Company for the fiscal years ended October 31, 1994 and 1995, and any other 10-Ks, filed with the Securities and Exchange Commission "SEC') under the Securities Exchange Act of 1934, as amended (the "Exchange Act");

          (b) Forms 10-Q of the Company for the fiscal quarters ended January 31, April 30, July 31, and September 30 1996;

          (c) All Forms 8-K of the Company filed by it reporting certain significant events in any of fiscal years 1994 through 1996, and since the last fiscal year end to the date hereof; and

          (d) any other filings of the Company with the SEC in the last three years.

     5. REPRESENTATIONS AND WARRANTIES. Kaminski hereby acknowledges, represents and warrants to, and agrees with the Company as follows:

          (a) He understands the information contained in the Company documents and has had access to the same kind of information which would be available in a registration statement filed by the Company under the Securities Act of 1933, as amended (the "Securities Act"), and all other information requested by him in order to make an informed decision with respect to the transfer of the Stock to the Company;

          (b) all documents, records and books pertaining to the transfer, assignment and conveyance of the Stock hereby have been produced and made available to his satisfaction for inspection by him, his attorney, accountant or other representative advising him in this transaction (hereinafter his "advisors");

          (c) he and his advisors have had a reasonable opportunity to ask questions of and receive answers from representatives of the Company concerning the business and prospects of the Company, the Stock and the transfer effected hereby, and all such questions have been answered to the full satisfaction of Kaminski;

          (d) no oral or written representations have been made other than as stated in this Agreement, and no oral or written information furnished to Kaminski or his advisors in connection with the transfer of the Stock hereunder were in any way inconsistent with the information stated in this Agreement or the Company documents;

          (e) he has, or together with his advisors they have, such knowledge and experience in financial, tax and business matters so as to enable Kaminski to utilize the information made available to him in connection with the transfer of the Stock hereby, to evaluate the merits and risks of a disposition of the Stock and to make an informed decision with respect thereto;

          (f) he is not relying on the Company with respect to the tax and other economic considerations of the transfer of the Stock, and Kaminski has relied on the advice of and consulted with his own advisors with respect thereto;

          (g) the representations, warranties and agreements of Kaminski contained herein shall survive the execution and delivery of this Agreement and the Settlement Agreement, and the transfer of the Stock;

          (h) the Company is relying on these representations and warranties of Kaminski in its decision to enter into the Settlement Agreement and to accept transfer of the Stock from Kaminski hereby, and that the Company would not accept the transfer of the Stock from Kaminski but for the representations and warranties of Kaminski made herein.

     6. AUTHORITY. Kaminski represents and warrants that he has full right, power and authority to convey, assign and transfer the Stock pursuant to the terms of this Agreement, and that any execution of this Agreement by his wife, if any, conveys the only other potential claim of ownership or control of the Stock by any other party. The parties executing this Agreement on behalf of the Company have full power and authority to bind the Company to this Agreement.

     7. INDEMNIFICATION. Kaminski agrees to indemnify and hold harmless the Company and its officers, directors, employees, agents, affiliates and counsel against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by Kaminski to comply with any covenant or agreement made by him herein, in the Settlement Agreement or in any other document furnished by him to the Company.

     8. NON-WAIVER. Failure on the part of a party in any one or more instance to enforce any of its rights which arise in connection with this Agreement, or to insist upon the strict performance of any of the terms, conditions or covenants of this Agreement, shall not be construed as a waiver or relinquishment for the future of any such rights, terms, conditions or covenants. No waiver of any condition of this Agreement shall be valid unless it is in writing, and executed by the party against whom such waiver is sought to be enforced.

     9. NOTICES. All notices, requests, deliveries, payments, demands and other communications which are required or permitted to be given under this Agreement shall be in writing and shall be either delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, to the parties at their respective addresses as shall have been specified by notice in writing to the other.

     10. SEVERABILITY. If any provision of this Agreement shall for any reason be held to violate applicable law, and so much of said Agreement is held unenforceable, then the invalidity of such specific provisions herein shall not be held to invalidate any other provision of this Agreement, which shall remain in full force and effect.

     11. ENTIRE AGREEMENT. This Agreement, together with the Settlement Agreement and other documents contemplated hereby and thereby, collectively set forth the entire agreement among the parties with respect to the subject matter hereof.

     12. MODIFICATION. Neither this Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge or termination is sought.

     13. ASSIGNMENT. Neither party shall have the right to transfer or assign, in whole or in part, its rights and obligations hereunder without the prior written consent of the other party.

     14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

     15. HEADINGS. Headings in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     16. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall have the force and effect of an original, and all of which shall constituted one and the same agreement.

     17. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and assigns, but this provision shall in no way alter the restrictions set forth herein relating to assignment by the parties.

     IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and year first above written.

                                                   SARATOGA RESOURCES, INC.

                                                   By:            /s/
                                                          Kevin Smith, Director


                                                                  /s/
                                                          Joseph T. Kaminski

                                   EXHIBIT C

                      IN THE UNITED STATES DISTRICT COURT
                       FOR THE SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

                               -------
SARATOGA RESOURCES, INC.,            |
THOMAS F. COOKE, and                 |
RANDALL F. DRYER,                    |
                                     |
      Plaintiffs,                    |
                                     |
v.                                   |
                                     |
JOSEPH KAMINSKI,                     |
                                     |
      Defendant and                  |
      Counter-Plaintiff,             |
                                     |---  CAUSE NO. H96-CA-2839 MAG NJ
v.                                   |
                                     |     JURY
THOMAS F. COOKE and                  |
RANDALL F. DRYER,                    |
                                     |
      Counter-Defendants,            |
                                     |
and                                  |
                                     |
DRYER, LTD.,                         |
                                     |
      Third-Party Defendant.         |
                               -------

                    AGREED MOTION TO DISMISS WITH PREJUDICE

     The parties to the above-numbered cause respectfully request that this Court dismiss this action in its entirety with prejudice against all parties. Each party shall be responsible for their own costs and attorney's fees.

     WHEREFORE, the parties request that this Court grant their Agreed Motion to Dismiss with Prejudice.
                                        Respectfully submitted,

                                        SANKEY & LUCK, L.L.P.
                                        6500 Texas Commerce Tower
                                        600 Travis
                                        Houston, Texas  77002
                                        (713) 224-1007
                                        (713) 228-3919

                                        /s/ THOMAS W. SANKEY
                                        Thomas W. Sankey
                                        State Bar No. 17635670
                                        ATTORNEY-IN-CHARGE FOR KAMINSKI


                                        SHORT & KETCHAND, L.L.P.
                                        11 Greenway Plaza, Suite 1520
                                        Houston, Texas  77046
                                        (713) 960-1996
                                        (713) 960-1517

                                        /s/ ROBERT L. KETCHAND
                                        Robert L. Ketchand
                                        State Bar No. 11362500
                                        ATTORNEY-IN-CHARGE FOR
                                        SARATOGA RESOURCES, INC.


                                        MINTON, BURTON, FOSTER & COLLINS
                                        A Professional Corporation
                                        1100 Guadalupe
                                        Austin, Texas  78701
                                        (512)476-4873
                                        (512)479-9315(FAX)

                                        /s/ MICHAEL BURNETT
                                        Michael Burnett
                                        State Bar No. 00790399
                                        ATTORNEY-IN-CHARGE FOR COOKE,
                                        DRYER & DRYER, LTD.

                                   EXHIBIT D

                               CAUSE NO. 96-24469

                                     -------
JOSEPH T. KAMINSKI                         |
                                           |
v.                                         |     IN THE  DISTRICT COURT
                                           |---
THOMAS F. COOKE,                           |     OF HARRIS COURTY, TEXAS
RANDALL F. DRYER,                          |
SARATOGA RESOURCES, INC., A                |
DELAWARE CORPORATION, AND                  |     113TH JUDICIAL DISTRICT
DRYER, LTD.                                |
                                           |
                                     -------

                    AGREED MOTION TO DISMISS WITH PREJUDICE

     The parties to the above-numbered cause respectfully request that this Court dismiss this action in its entirety with prejudice against all parties. Each party shall be responsible for their own costs and attorney's fees.

     WHEREFORE, the parties request that this Court grant their Agreed Motion to Dismiss with Prejudice.
                                        Respectfully submitted,

                                        SANKEY & LUCK, L.L.P.
                                        6500 Texas Commerce Tower
                                        600 Travis
                                        Houston, Texas  77002
                                        (713) 224-1007
                                        (713) 228-3919

                                        /s/ THOMAS W. SANKEY
                                        Thomas W. Sankey
                                        State Bar No. 17635670
                                        ATTORNEY-IN-CHARGE FOR KAMINSKI


                                        SHORT & KETCHAND, L.L.P.
                                        11 Greenway Plaza, Suite 1520
                                        Houston, Texas  77046
                                        (713) 960-1996
                                        (713) 960-1517

                                        /s/ ROBERT L. KETCHAND
                                        Robert L. Ketchand
                                        State Bar No. 11362500
                                        ATTORNEY-IN-CHARGE FOR
                                        SARATOGA RESOURCES, INC.


                                        MINTON, BURTON, FOSTER & COLLINS
                                        A Professional Corporation
                                        1100 Guadalupe
                                        Austin, Texas  78701
                                        (512)476-4873
                                        (512)479-8315(FAX)

                                        /s/ MICHAEL BURNETT
                                        Michael Burnett
                                        State Bar No. 00790399
                                        ATTORNEY-IN-CHARGE FOR COOKE,
                                        DRYER & DRYER, LTD.